                                                                    EXHIBIT 10.3


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                        ADMINISTRATIVE SERVICES AGREEMENT

                                     BETWEEN

                          ALLSTATE LIFE GLOBAL FUNDING

                                       AND

                              AMACAR PACIFIC CORP.


                            DATED AS OF JUNE 27, 2002


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                                TABLE OF CONTENTS

                                                                                              PAGE
                                    ARTICLE 1
                   DEFINITIONS; OTHER DEFINITIONAL PROVISIONS

   SECTION 1.1.     DEFINITIONS..................................................................1
   SECTION 1.2.     OTHER DEFINITIONAL PROVISIONS................................................5

                                    ARTICLE 2
                    APPOINTMENT; ADMINISTRATIVE SERVICES

   SECTION 2.1.     APPOINTMENT..................................................................5
   SECTION 2.2.     ADMINISTRATIVE SERVICES......................................................5
   SECTION 2.3.     SUBCONTRACTING OF CERTAIN SERVICES...........................................8

                                    ARTICLE 3
          BUSINESS OF THE ISSUER; EMPLOYEES AND SUBCONTRACTORS; OFFICES

   SECTION 3.1.     BUSINESS OF THE ISSUER.......................................................8
   SECTION 3.2.     EMPLOYEES AND SUBCONTRACTORS.................................................8

                                    ARTICLE 4
                            COMPENSATION; INDEMNITIES

   SECTION 4.1.     COMPENSATION.................................................................9
   SECTION 4.2.     INDEMNITIES..................................................................9

                                    ARTICLE 5
                                      TERM

   SECTION 5.1.     TERM........................................................................10

                                    ARTICLE 6
                        OBLIGATION TO SUPPLY INFORMATION

   SECTION 6.1.     OBLIGATION TO SUPPLY INFORMATION............................................10

                                    ARTICLE 7
                 THE ADMINISTRATOR'S LIABILITY; STANDARD OF CARE

   SECTION 7.1.     ADMINISTRATOR'S LIABILITY...................................................11
   SECTION 7.2.     STANDARD OF CARE............................................................11


                                    ARTICLE 8
                           LIMITED RECOURSE TO ISSUER

   SECTION 8.1.     LIMITED RECOURSE TO ISSUER..................................................11

                                    ARTICLE 9
                                   NO RECOURSE

   SECTION 9.1.     NO RECOURSE.................................................................12

                                   ARTICLE 10
               RELIANCE ON INFORMATION OBTAINED FROM THIRD PARTIES

   SECTION 10.1.    RELIANCE ON INFORMATION OBTAINED FROM THIRD PARTIES.........................12

                                   ARTICLE 11
                                  MISCELLANEOUS

   SECTION 11.1.    NOTICES.....................................................................12
   SECTION 11.2.    AMENDMENT...................................................................13
   SECTION 11.3.    NO JOINT VENTURE............................................................13
   SECTION 11.4.    ASSIGNMENT..................................................................13
   SECTION 11.5.    GOVERNING LAW...............................................................13
   SECTION 11.6.    CONSENT TO JURISDICTION.....................................................14
   SECTION 11.7.    WAIVER OF JURY TRIAL........................................................14
   SECTION 11.8.    EXECUTION IN COUNTERPARTS...................................................14
   SECTION 11.9.    LIMITATION OF DELAWARE TRUSTEE LIABILITY....................................14
   SECTION 11.10.   NO PETITION.................................................................15
   SECTION 11.11.   SEVERABILITY................................................................15
   SECTION 11.12.   ENTIRE AGREEMENT............................................................15
   SECTION 11.13.   ADMINISTRATOR TO PROVIDE INDENTURE TRUSTEE ACCESS TO BOOKS AND RECORDS......15
   SECTION 11.14.   NO WAIVER...................................................................15
   SECTION 11.15.   REMEDIES CUMULATIVE.........................................................15

Exhibit A    Administration Fees

          THIS ADMINISTRATIVE SERVICES AGREEMENT (this "ADMINISTRATIVE SERVICES AGREEMENT") dated as of June 27, 2002 between Allstate Life Global Funding, a statutory business trust organized in series under the laws of the State of Delaware and acting hereunder with respect to each series of the statutory business trust (the "ISSUER"), and AMACAR Pacific Corp., as administrator (in such capacity, the "ADMINISTRATOR").

          WHEREAS, the Issuer desires to establish a program (the "PROGRAM") for the issue from time to time of senior secured notes to be issued in one or more series (the "NOTES"), each to be secured by the related collateral;

          WHEREAS, in connection with the issue of the Notes under the Program, the Issuer desires to enter into the Indenture with the Indenture Trustee;

          WHEREAS, the Issuer and the Administrator intend to amend and restate this Administrative Services Agreement on or after the date that the Indenture is signed;

          WHEREAS, the Issuer has requested that the Administrator provide advice and assistance to the Issuer generally and with respect to each series of the Issuer and perform various services for the Issuer generally and with respect to each series of the Issuer; and

          WHEREAS, the Issuer desires to avail itself of the experience, advice and assistance of the Administrator and to have the Administrator perform various financial, statistical, accounting and other services for the Issuer, and the Administrator is willing to furnish such services on the terms and conditions herein set forth.

          NOW THEREFORE, in consideration of the premises and covenants set forth in this Administrative Services Agreement, the parties agree as follows:

                                   ARTICLE 1
                   DEFINITIONS; OTHER DEFINITIONAL PROVISIONS

          SECTION 1.1 DEFINITIONS. The following terms, as used herein, have the following meanings:

          "ADMINISTRATION FEE" has the meaning ascribed in Section 4.1.

          "ADMINISTRATIVE SERVICES AGREEMENT" means this instrument as originally executed or as the same may be amended, modified, restated, supplemented and/or replaced from time to time.

          "ADMINISTRATOR" has the meaning ascribed in the first paragraph of this Administrative Services Agreement.

          "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person and, in the case of an individual, any spouse or other member of that individual's immediate family. For the purposes of this definition, "control" (including with correlative meanings, the terms

"controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          "AGENTS" means any of the agents appointed by the Issuer to sell the Notes.

          "ASSIGNED DOCUMENTS" means, with respect to any series of Notes, each Funding Agreement from time to time issued by the Funding Agreement Provider and securing such series of Notes, whether owned at the time of issuance of such series of Notes or thereafter acquired by the Issuer and such other agreements, instruments or other documents (if any), as may be specified or contemplated in a Note Certificate or Supplemental Indenture relating to such series of Notes.

          "BOOK-ENTRY NOTE" means a Note issued in book-entry form.

          "CERTIFICATED NOTE" means a Note issued in certificated form.

          "CLEARING CORPORATION" means, with respect to any series of Notes, any of DTC, Euroclear, Clearstream, Luxembourg or any other clearing system specified in the applicable pricing supplement and their respective successors and "CLEARING CORPORATIONS" means all of the foregoing.

          "CLEARSTREAM, LUXEMBOURG" means Clearstream Banking S.A., formerly known as Cedelbank S.A., and its successors.

          "COMMISSION" has the meaning ascribed in Section 2.2(d).

          "DELAWARE TRUSTEE" means Wilmington Trust Company, not in its individual capacity but solely as trustee, and its successors.

          "DEPOSITARY" shall mean, with respect to the Notes of any series represented by one or more Global Securities, the Clearing Corporation or its agent or nominee designated as Depositary by the Indenture Trustee until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "DEPOSITARY" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "DEPOSITARY" as used with respect to the Notes of any such series shall mean the Depositary with respect to the Notes of that series.

          "DISTRIBUTION AGREEMENT" means the distribution agreement to be entered into by and among the Agents and the Issuer, as such agreement may be amended, modified, restated, supplemented and/or replaced from time to time.

          "DTC" means The Depository Trust Company and its successors.

          "EUROCLEAR" means Euroclear Bank S.A./N.V., and its successors, as operator of the Euroclear System.

          "FUNDING AGREEMENT" means each funding agreement between the Funding Agreement Provider and Issuer issued from time to time by the Funding Agreement Provider up to the principal amount or amounts as may from time to time be authorized by the Funding Agreement Provider and subsequently assigned by the Issuer to the Indenture Trustee, as any of the same shall be amended from time to time.

          "FUNDING AGREEMENT PROVIDER" means Allstate Life Insurance Company, a life insurance company organized under the laws of the State of Illinois.

          "GLOBAL SECURITY" means a single Note Certificate deposited with the Depositary and registered in the name of a Clearing Corporation or its agent or nominee representing the entire issue of Book-Entry Notes of any series, or if the rules of the applicable Clearing Corporation or the applicable securities laws or regulations of any jurisdiction limit the maximum principal amount of Note Certificates, each of the minimum number of Note Certificates so deposited and registered that are required to comply with such laws, regulations and rules while representing in the aggregate the entire issue of Book-Entry Notes of any series.

          "INDENTURE" means the indenture to be entered into between the Issuer and Bank One, National Association before any Notes are issued, as the same may be amended, modified, restated, supplemented and/or replaced from time to time.

          "INDENTURE TRUSTEE" means Bank One, National Association and its successors.

          "ISSUER" has the meaning ascribed in the first paragraph of this Administrative Services Agreement.

          "LICENSE AGREEMENT" means the license agreement to be entered into between Allstate Insurance Company and the Issuer, as the same may be amended, modified, restated, supplemented and/or replaced from time to time.

          "LOSS AND EXPENSE" has the meaning ascribed in Section 4.2.

          "NOTE CERTIFICATE" means each Global Security and each Certificated Note.

          "PAYING AGENT" means the Indenture Trustee.

          "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, limited liability company, trust (including any beneficiary thereof), bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or any agency or political subdivision thereof.

          "PROGRAM DOCUMENTS" means each Note Certificate, the Indenture, the Trust Agreement, this Administrative Services Agreement, the Distribution Agreement, the

Support and Expenses Agreement, each Supplemental Indenture, the License Agreement and each Funding Agreement.

          "RATING AGENCY" means any "nationally recognized statistical rating organization" (as such term is defined in Rule 436(g)(2) of the Securities Act).

          "REASONABLE CAUSE" means (i) the failure or inability of the Administrator to perform any obligations it may have hereunder for any reason or
(ii) the existence of facts or circumstances which, in the exclusive opinion of the Delaware Trustee, make it unlikely that the Administrator will be able to perform any such obligations, including, but not limited to, the Administrator being adjudged bankrupt or insolvent, the appointment of a receiver for the Administrator or for its property, or the taking charge or control by any public officer of the Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

          "REGISTRAR" means, initially, the Indenture Trustee.

          "RESPONSIBLE OFFICER" when used with respect to any Person means the chairman of the board of directors or any vice chairman of the board of directors or the president or any vice president (whether or not designated by a number or numbers or a word or words added before or after the title "vice president") of such Person. With respect to the Issuer, Responsible Officer means any Responsible Officer (as defined in the preceding sentence) plus any assistant secretary and any financial services officer of the Delaware Trustee, and with respect to the Trustee, Responsible Officer means any Responsible Officer (as defined in the first sentence of this definition) plus the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other authorized officer of the Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "SUPPLEMENTAL INDENTURE" means the indenture that the Issuer and Indenture Trustee may from time to time enter into pursuant to the Indenture.

          "SUPPORT AND EXPENSES AGREEMENT" means that certain support and expenses agreement dated as of June 27, 2002 by and between the Funding Agreement Provider and the Issuer, as the same may be amended from time to time.

          "TRUST AGREEMENT" means that certain Trust Agreement dated as of June 24, 2002 establishing the Issuer, as such agreement may be amended, modified, restated, supplemented and/or replaced from time to time.

          SECTION 1.2 OTHER DEFINITIONAL PROVISIONS. For all purposes of this Administrative Services Agreement except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article 1 shall have the meanings ascribed to them in this Article 1 and shall include the plural as well as the singular;

          (b) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation";

          (c) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting this Administrative Services Agreement or the intent of the parties hereto;

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Administrative Services Agreement as a whole and not to any particular Article, Section or other subdivision; and

          (e) references herein to Articles, Sections and Exhibits shall, unless otherwise specified, refer respectively to Articles, Sections and Exhibits hereof.

                                   ARTICLE 2
                      APPOINTMENT; ADMINISTRATIVE SERVICES

          SECTION 2.1 APPOINTMENT. Pursuant to Section 3806(b)(7) of the Delaware Business Trust Act, the Administrator is hereby appointed, as an agent of the Issuer generally and with respect to each series of the Issuer with full power and authority, and agrees to carry out all of the duties and responsibilities (a) of the Issuer generally and with respect to each series of the Issuer under the Program Documents and Assigned Documents and any other document to which the Issuer generally or with respect to any series of the Issuer is a party and (b) of the Administrator hereunder as contemplated by and pursuant to this Administrative Services Agreement.

          SECTION 2.2 ADMINISTRATIVE SERVICES. Without limiting the generality of Section 2.1, the Issuer hereby expressly authorizes and empowers the Administrator, as its agent, to perform, and the Administrator hereby expressly agrees to perform, the following services:

          (a) subject to the timely receipt of all necessary information, requests, notices or direction, as the case may be, providing, or causing to be provided, all clerical, bookkeeping and other services necessary and appropriate for the administration of the Issuer including, without limitation, the following services:

               (i) maintenance of all books and records of the Issuer and each series of the Issuer relating to the fees, costs and expenses of the Issuer and each series of the Issuer, which books and records shall be maintained separately for each series of the Issuer and from those of the Administrator;

               (ii) maintenance of records of cash payments and disbursements (excluding principal and interest on any Funding Agreement) of the Issuer and each series of the Issuer in accordance with generally accepted accounting principles as determined in consultation with the accountants for the Issuer, and preparation for audit of such periodic financial statements as may be necessary or appropriate;

               (iii) upon request, preparation for execution by a Responsible Officer of the Issuer of amendments to, and waivers under, the Program Documents, the Assigned Documents and any other documents or instruments deliverable by the Issuer thereunder or in connection therewith;

               (iv) holding, maintaining, and preserving executed copies of the Program Documents, the Assigned Documents and other documents or instruments executed by the Issuer thereunder or in connection therewith, which shall be maintained separately from those of the Administrator;

               (v) upon receipt of notice, taking such action as may be reasonably necessary to enforce the performance by the other parties to agreements to which the Issuer is a party and enforcing the obligations of those parties to the Issuer under such agreements;

               (vi) upon request, preparing for execution by a Responsible Officer of the Issuer of such notices, consents, instructions and other communications that the Issuer may from time to time be required or permitted to give under the Program Documents, the Assigned Documents and any other document to which the Issuer generally or with respect to any series of the Issuer is a party;

               (vii) obtaining services of outside counsel, accountants and/or other service providers on behalf of the Issuer;

               (viii) preparing for execution by a Responsible Officer, demands and Issuer's certificates relating to payment of any amounts due and owing by the Issuer under the Program Documents, the

                       Assigned Documents and any other document to which the Issuer is a party provided that the foregoing shall not obligate the Administrator to advance any of its own monies for such purpose; it being understood that such amounts shall only be payable to the extent assets of the Issuer are available therefor and at such times and in such amounts as shall be permitted by the Program Documents or the Assigned Documents;

               (ix) preparing for execution by a Responsible Officer, demands and Issuer's certificates relating to payment of any amounts due and owing by the Issuer to the Indenture Trustee, the Paying Agent, the Registrar and other agents of the Issuer on request for all expenses, disbursements and advances; PROVIDED, that the foregoing shall not obligate the Administrator to advance any of its own monies for such purpose; it being understood that such amounts shall only be payable to the extent assets of the Issuer are available therefor and at such times and in such amounts as shall be permitted by the Program Documents or the Assigned Documents; and

               (x) taking such other administrative actions as may be incidental or reasonably necessary to the accomplishment of the actions of the Administrator authorized in this
                       Section 2.2(a) or, upon receipt of notice directing the Administrator to do so, to the accomplishment of the duties and responsibilities of the Issuer under the Program Documents, the Assigned Documents and any other document to which the Issuer is a party to the extent not otherwise the responsibility of the Indenture Trustee, the Delaware Trustee, a Paying Agent or the Registrar;

          (b) upon the issuance of a series of Notes, directing the Indenture Trustee to pay the expenses of the Issuer relating to such series of Notes;

          (c) performing the administrative services to ensure compliance with all of the obligations, representations, covenants and agreements of the Issuer set forth in the Trust Agreement;

          (d) subject to the timely receipt of all necessary information, requests, notices or direction, as the case may be, filing with the Securities and Exchange Commission (the "COMMISSION") and executing, in each case on behalf of the Issuer, (a) a registration statement on Form S-3 or other appropriate form, including the prospectus and the exhibits included therein, any pre-effective or post-effective amendments thereto and any registration statements filed subsequent thereto under rules promulgated under the Securities Act of 1933, as amended (the "1933 ACT"), relating to the registration of the Notes and any other securities under the 1933 Act, (b) any preliminary prospectus or prospectus or supplement thereto relating to any Notes required to be filed pursuant to the 1933 Act, and (c) registration statements and such other documents, forms or filings as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended, or the Trust Indenture Act of 1939, as amended, or other securities laws in each case relating to any Notes; (ii) filing and executing on behalf of the Issuer such filings, applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as may be necessary or desirable to register, or establish the exemption from registration of, any Notes under the securities or "Blue Sky" laws of any relevant jurisdictions; and (iii) executing and delivering letters or documents to, or instruments for filing with, a depository relating to any Notes; and

          (e) undertaking such other administrative services as may be reasonably requested by the Issuer or the Delaware Trustee, including obtaining and maintaining the listing of the Notes on any stock exchange and causing the preparation by the Issuer of any prospectus, pricing supplement, private placement memoranda, offering circular or supplement thereto, in connection with the performance by the Issuer of its obligations under the Program Documents, the Assigned Documents or any other document to which the Issuer is a party or other documents executed thereunder or in connection therewith.

          SECTION 2.3. SUBCONTRACTING OF CERTAIN SERVICES. Notwithstanding the foregoing and the provisions of Article 3, the Administrator shall have the right to enter into one or more contracts with one or more other Persons to perform the services set forth in Section 2.2(a)(i)-(ii), Section 2.2(a)(viii)-(ix) and in Section 2.2(b) of this Administrative Services Agreement, in each case subject to the prior written approval of the Funding Agreement Provider, such approval not to be unreasonably withheld or delayed. Whether or not any such contract is entered into and unless the Administrator agrees otherwise, the Administrator shall not be liable for any costs, fees or expenses related to the provision of the services set forth in Section 2.2(a)(i)-(ii), Section 2.2(a)(viii)-(ix) and in Section 2.2(b) of this Administrative Services Agreement.

                                   ARTICLE 3
          BUSINESS OF THE ISSUER; EMPLOYEES AND SUBCONTRACTORS; OFFICES

          SECTION 3.1. BUSINESS OF THE ISSUER. The Administrator agrees to carry out and perform the day to day business activities (as set forth in Section 2.2 hereof) of the Issuer in the name and on behalf of the Issuer as its agent.

          SECTION 3.2.     EMPLOYEES AND SUBCONTRACTORS.

          (a) Except as otherwise provided in Section 2.3 of this Administrative Services Agreement, all services to be furnished by the Administrator under this Administrative Services Agreement may be (i) furnished by an officer or employee of the Administrator, an officer or employee of any Affiliate of the Administrator, or any other Person or agent designated by it or
               (ii) subcontracted by the Administrator; PROVIDED, that prior written notice is given to the Delaware Trustee of such subcontract; PROVIDED, FURTHER, that the Administrator shall remain ultimately responsible for the provision of such services unless such services are subcontracted to accountants, legal counsel or other service providers selected with due care by the Administrator, in which case the Administrator, in the absence of gross negligence or bad faith by the Administrator, shall not be responsible for their actions or failure to act.

          (b) Except as set forth in Article 4, no director, officer, employee or Affiliate of the Administrator shall receive from the Issuer a salary or other compensation.

          (c) The Administrator agrees to provide office space, together with appropriate materials and any necessary support personnel, for the day to day business activities of the Issuer.

                                    ARTICLE 4
                            COMPENSATION; INDEMNITIES

          SECTION 4.1. COMPENSATION. The Issuer agrees to pay the Administrator the fees set forth in Exhibit A hereto (the "ADMINISTRATION FEE").

          SECTION 4.2. INDEMNITIES. To the fullest extent permitted under applicable law and subject to limitations imposed by public policy, the Issuer agrees to indemnify the Administrator, and hold the Administrator harmless, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, out-of-pocket costs and expenses (including, without limitation, interest and reasonable attorneys fees, but excluding costs and expenses attributable solely to administrative overhead) arising out of, in connection with, or resulting from the exercise of the Administrator's rights and/or the performance of the Administrator's duties, by the Administrator or its agents and employees, hereunder (collectively, "LOSS AND EXPENSE"); provided, however, that, except as set forth in the last proviso of this Section 4.2, the Issuer shall not be liable to indemnify the Administrator, or hold the Administrator harmless, from and against any and all Loss and Expense resulting from or attributable to the gross negligence (or ordinary negligence in the handling or disbursement of funds), bad faith or willful misconduct of the Administrator; provided, further, that with respect only to Losses and Expenses incurred by the Administrator in connection with the performance of the services contemplated in Section 2.2(d) of this Administrative Services Agreement, the Issuer shall not be liable to indemnify the Administrator, or hold the Administrator harmless, from and against any and all Loss and Expense resulting from or attributable to the bad faith or willful misconduct of the Administrator.

                                    ARTICLE 5
                                      TERM

          SECTION 5.1.     TERM.

          (a) The Administrator may terminate this Administrative Services Agreement upon at least 30 days' prior written notice to the Issuer and the Issuer may terminate this Administrative Services Agreement for Reasonable Cause upon at least 30 days' prior written notice to the Administrator (copies of any notice of termination shall also be sent to the Indenture Trustee). Such termination will not become effective until (a) the Issuer appoints a successor Administrator, (b) the successor Administrator accepts such appointment, (c) the Administrator has obtained the prior written confirmation of any Rating Agency then rating the Program or any series of the Notes that such action will not result in a reduction or withdrawal of its then current ratings, if any, of the Program and/or any series of the Notes as applicable and (d) the Issuer has paid all accrued and unpaid amounts owed to the Administrator under this Administrative Services Agreement.

          (b) Notwithstanding the provisions of Section 5.1(a) and notwithstanding compliance with any of the conditions associated with the termination provisions set forth in Section 5.1(a), the Administrator shall have the right to terminate this Administrative Services Agreement if the Administrator has not approved the Program Documents (not including each Note Certificate, each Supplemental Indenture and each Funding Agreement) on or before September 30, 2002 or if the Funding Agreement Provider has not provided the approval contemplated in
               Section 2.3 on or before September 30, 2002. In the event of the termination of this Administrative Services Agreement pursuant to this Section 5.1(b), the Administrator shall be entitled to receive from the Issuer any accrued and outstanding fees or reimbursements due to the Administrator for its performance of services pursuant to this Administrative Services Agreement prior to such termination.

                                    ARTICLE 6
                        OBLIGATION TO SUPPLY INFORMATION

          SECTION 6.1. OBLIGATION TO SUPPLY INFORMATION. The Issuer hereby authorizes the Delaware Trustee to forward to the Administrator any information which is in the possession of the Issuer in connection with the Program Documents, the Assigned

Documents and this Administrative Services Agreement as the Administrator may from time to time reasonably request in connection with the performance of its obligations hereunder. The Administrator will (a) hold and safely maintain all records, files, Program Documents, Assigned Documents and other material of the Issuer and (b) permit the Issuer, the Delaware Trustee, and each of their respective officers, directors, agents and consultants on reasonable notice, at any time, and from time to time during normal business hours, to inspect, audit, check and make abstracts from the accounts, records, correspondence, documents and other materials of the Issuer, or relating to the provision of services and facilities under this Administrative Services Agreement.

                                   ARTICLE 7
                 THE ADMINISTRATOR'S LIABILITY; STANDARD OF CARE

          SECTION 7.1. ADMINISTRATOR'S LIABILITY. The Administrator assumes no liability for anything other than the services rendered and the facilities provided by it pursuant to Articles 2 and 3 hereof and neither the Administrator nor any of its directors, officers, employees or Affiliates shall be responsible for any action of the Issuer, the Delaware Trustee, the Funding Agreement Provider or the officers or employees thereof taken outside the scope of Articles 2 and 3 hereof and without direction from the Administrator. Without limiting the generality of the foregoing, it is agreed that the Administrator assumes no liability with respect to any of the Issuer's obligations under the Program Documents.

          SECTION 7.2. STANDARD OF CARE. The Administrator shall not be required to perform, endeavor to perform or agree to perform any act on behalf of the Issuer not specifically required or permitted under the Program Documents or the Assigned Documents. The Administrator shall perform its duties hereunder diligently, in conformity with the Issuer's obligations under the Program Documents and the Assigned Documents, and applicable laws and regulations and in accordance with the same standard of care exercised by a prudent person in connection with the performance of the same or similar duties, and in no event with less care than the Administrator exercises or would exercise in connection with the same or similar obligations if those obligations were the direct obligations of the Administrator.

                                    ARTICLE 8
                           LIMITED RECOURSE TO ISSUER

          SECTION 8.1. LIMITED RECOURSE TO ISSUER. Notwithstanding anything to the contrary contained herein, all obligations of the Issuer hereunder shall be payable by the Issuer only on a payment date of the Notes and only to the extent of funds available therefor under the Indenture and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Issuer to the extent of such unavailability or insufficiency until such time as the Issuer has assets sufficient to pay such prior deficiency. This Article 8 shall survive the termination of this Administrative Services Agreement.

                                    ARTICLE 9
                                   NO RECOURSE

          SECTION 9.1. NO RECOURSE. The obligations of the Issuer hereunder are solely the obligations of the Issuer and no recourse shall be had with respect to this Administrative Services Agreement or any of the obligations of the Issuer hereunder or for the payment of any fee or other amount payable hereunder or for any claim based on, arising out of or relating to any provision of this Administrative Services Agreement against any trustee, employee, settlor, Affiliate, agent or servant of the Issuer. The provisions of this
Article 9 shall survive the termination of this Administrative Services
Agreement.

                                   ARTICLE 10
               RELIANCE ON INFORMATION OBTAINED FROM THIRD PARTIES

          SECTION 10.1. RELIANCE ON INFORMATION OBTAINED FROM THIRD PARTIES. The Issuer recognizes that the accuracy and completeness of the records maintained and the information supplied by the Administrator hereunder is dependent upon the accuracy and completeness of the information obtained by the Administrator from the parties to the Program Documents, the Assigned Documents and other sources and, subject to Articles 4 and 7 hereof but without any duty to conduct any independent investigation, the Administrator shall not be responsible for any inaccurate or incomplete records maintained by the Administrator hereunder that may result therefrom. The Administrator shall have no duty to investigate the accuracy or completeness of any information provided to it and shall be entitled to fully rely on all such information provided to it.

                                   ARTICLE 11
                                  MISCELLANEOUS

          SECTION 11.1. NOTICES. All notices, demands, instructions and other communications required or permitted to be given hereunder shall be in writing (including by facsimile transmission) and shall be personally delivered or sent by guaranteed overnight delivery or by facsimile transmission (confirmed by personal or guaranteed overnight delivery) and shall be deemed to be given for purposes of this Administrative Services Agreement on the day that such writing is received by the intended recipient thereof in accordance with the provisions of this Section 11.1.

          Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 11.1, all notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or their respective facsimile numbers) indicated below:

          The Issuer:

          Allstate Life Global Funding
          c/o AMACAR Pacific Corp.
          6525 Morrison Boulevard, Suite 318
          Charlotte, North Carolina 28211
          Attention: President
          Facsimile: (704) 365-1632

          The Administrator:

          AMACAR Pacific Corp.
          6525 Morrison Boulevard, Suite 318
          Charlotte, North Carolina 28211
          Attention: Douglas K. Johnson
          Facsimile: (704) 365-1632

          SECTION 11.2. AMENDMENT. No amendment, modification, restatement, supplement or replacement hereof, or waiver or consent hereunder, shall be effective unless (a) accomplished by written instrument signed by both parties hereto and (b) the prior written confirmation of each Rating Agency then rating the Program or any series of the Notes that such action will not result in reduction or withdrawal of its then current ratings, if any, of the Program and/or any series of the Notes as applicable. The Issuer shall provide each Rating Agency then rating the Program or any series of the Notes with a copy of each such amendment, modification, restatement, supplement or replacement hereof, or waiver or consent hereunder.

          SECTION 11.3. NO JOINT VENTURE. Nothing contained in this Administrative Services Agreement shall constitute the Issuer and the Administrator as members of any partnership, joint venture, association, syndicate or unincorporated business.

          SECTION 11.4. ASSIGNMENT. Except as set forth in this Section 11.4, and subject to the rights of the Administrator to subcontract pursuant to
Section 3.2 hereof, this Administrative Services Agreement may not be assigned by either party without (a) the prior written consent of the other party and (b) the prior written confirmation of each Rating Agency then rating the Program or any series of the Notes that such action will not result in a reduction or withdrawal of its then current ratings, if any, of the Program and/or any series of the Notes, as applicable. Subject to the foregoing, this Administrative Services Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Any party's transfer or assignment in violation of this Section 11.4 shall be void as to the other party.

          SECTION 11.5. GOVERNING LAW. This Administrative Services Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its choice of law principles.

          SECTION 11.6. CONSENT TO JURISDICTION. Each party to this Administrative Services Agreement submits to the nonexclusive jurisdiction of the United States Federal court located in the City of New York, Borough of Manhattan for purposes of all legal proceedings arising out of or relating to this Administrative Services Agreement or the transactions contemplated hereby. Each party to this Administrative Services Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to this Administrative Services Agreement consents to process being served in any suit, action or proceeding with respect to this agreement, or any document delivered pursuant hereto by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under this Administrative Services Agreement or to any other address of which it shall have given written notice to the other party. The foregoing shall not limit the ability of any party hereto to bring suit in the courts of any other jurisdiction.

          SECTION 11.7. WAIVER OF JURY TRIAL. Each of the parties to this Administrative Services Agreement irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Administrative Services Agreement or any claims or transactions in connection herewith. Each of the parties hereto hereby acknowledge that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived hereby.

          SECTION 11.8. EXECUTION IN COUNTERPARTS. This Administrative Services Agreement and any amendments, modifications, restatements, supplements and/or replacements hereof, or waivers or consents hereto, may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute one and the same instrument. This Administrative Services Agreement shall become effective upon the execution of a counterpart by each of the parties hereto.

          SECTION 11.9. LIMITATION OF DELAWARE TRUSTEE LIABILITY. Notwithstanding any provision hereof to the contrary, it is expressly understood and agreed by the parties that (a) this Administrative Services Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Delaware Trustee, in the exercise of the powers and authority conferred and vested in it pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Administrative Services Agreement or any other related documents.

          SECTION 11.10. NO PETITION. Notwithstanding any prior termination of this Administrative Services Agreement, the Administrator as such shall not acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Issuer to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Issuer for one year and one day after the last obligation of any series of the Issuer has been paid.

          SECTION 11.11. SEVERABILITY. In case one or more of the provisions contained in, or obligation under, this Administrative Services Agreement shall be or shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction shall not in any way be affected or impaired thereby to the fullest extent permitted under applicable law.

          SECTION 11.12. ENTIRE AGREEMENT. This Administrative Services Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all previous agreements between the parties, whether written or oral.

          SECTION 11.13. ADMINISTRATOR TO PROVIDE INDENTURE TRUSTEE ACCESS TO BOOKS AND RECORDS. The Administrator shall provide the Indenture Trustee with access to the books and records of the Issuer without charge, but only (a) upon the reasonable request of the Indenture Trustee (for which purpose one business day shall be deemed reasonable during the occurrence and continuation of a default or an event of default as specified in the Indenture), (b) during normal business hours, (c) subject to the Administrator's normal security and confidentiality procedures and (d) at offices designated by the Administrator.

          SECTION 11.14. NO WAIVER. No failure on the part of the parties hereto to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver.

          SECTION 11.15. REMEDIES CUMULATIVE. No right, power or remedy of the parties hereunder shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or now or hereafter existing by law or in equity.

          IN WITNESS WHEREOF, the parties hereto have caused this Administrative Services Agreement to be executed as of the day and year first above written.

                                          ALLSTATE LIFE GLOBAL FUNDING, acting
                                          hereunder with respect to each series

                                          By:  Wilmington Trust Company, not in
                                          its individual capacity,
                                          but solely as Delaware Trustee



                                          By: /s/ Donald G. MacKelcan
                                             -----------------------------------
                                             Name:  Donald G. MacKelcan
                                             Title: Vice President


                                          AMACAR PACIFIC CORP.,
                                          in its individual capacity



                                          By: /s/ Douglas K. Johnson
                                             -----------------------------------
                                             Name:  Douglas K. Johnson
                                             Title: President